Exhibit 4.13

AMENDMENT NO. 3 TO AMENDED AND RESTATED
LOAN AGREEMENT

This Amendment No. 3 to Amended and Restated Loan Agreement (this “Amendment”) dated as of December 18, 2003 is entered into among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”), with reference to the Amended and Restated Loan Agreement dated as of September 18, 2002 among Borrowers, Parent, the Lenders party thereto, and the Administrative Agent (as amended, the “Loan Agreement”).  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

Borrowers, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 12.2 of the Loan Agreement, agree with reference to the following facts:

A.                                   Pursuant to the Reducing Revolving Loan Agreement dated as of September 18, 2001 (the “Existing Green Valley Loan Agreement”), Parent has heretofore issued the Green Valley Make Well Agreement.  Parent also executed a completion guaranty in respect of the initial construction of the Green Valley Ranch Casino (which has heretofore terminated by its terms).

B.                                     Green Valley Ranch Gaming, LLC proposes to construct an additional hotel tower and related amenities the Green Valley Ranch Casino for an aggregate construction cost of $115,000,000 (the “New Tower Project”).

C.                                     In order to finance the New Tower Project, substantially concurrently with the effectiveness of this Amendment, Green Valley Ranch Gaming, LLC will enter into an Amended and Restated Loan Agreement which will amend and restate the Existing Green Valley Loan Agreement in its entirety (the “New Green Valley Loan Agreement”), and which will increase the aggregate principal amount of the credit facilities available thereunder to $250,000,000.

D.                                    In connection with the New Green Valley Loan Agreement, Parent shall execute an Amended and Restated Make Well Agreement, pursuant to which its maximum liability shall be $42,800,000 (as a joint and several obligor with other parties).

E.                                      In connection with the New Green Valley Loan Agreement, Parent will also join in a Completion Guaranty in respect of (as a joint and several obligor with other parties) the completion of the New Tower Project.

F.                                      Parent and the Borrowers desire to amend the Loan Agreement to accommodate these transactions and certain other matters.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  The definition of “Annual Basket “set forth in Section 1.1 of the Loan Agreement is hereby amended to read in full as follows:

“Annual Basket” means, (a) for the period between the Closing Date and December 31, 2002, $100,000,000, (b) for the Fiscal Year ending December 31, 2003, $250,000,000, and (c) in respect of each subsequent Fiscal Year, $200,000,000.

2.                                       Make Well Agreement.  The Green Valley Make Well Agreement is stipulated to mean and include the Amended and Restated Make Well Agreement referred to in Recital D to this Amendment.

3.                                       Liens and Negative Pledges.  Section 7.8(g) of the Loan Agreement is hereby amended to read in full as follows:

“(g)  Liens consisting of Cash deposits to secure obligations of Parent or any Restricted Subsidiary under an operating lease of one or more aircraft provided that the aggregate amount of such deposits does not exceed $3,000,000;”

4.                                       Indebtedness and Guaranty Obligations.   Section 7.9(g)(i) of the Loan Agreement is hereby amended to read in full as follows:

“(g) Guaranty Obligations of Parent consisting of Support Agreements: (i) in support of the Auburn Project (on an unlimited basis), (ii) in support of the construction of additional amenities at the Green Valley Casino having an initial construction budget not in excess of $150,000,000, and (iii) following the termination of the Green Valley Make Well Agreement, in respect of other New Ventures, provided that the exposure incurred by Parent in respect of such Support Agreements for such other New Ventures shall be expressly limited therein to an aggregate amount which is not in excess of $50,000,000;”

5.                                       Financial and Business Information.  Section 8.1(a) of the Loan Agreement is hereby deleted.

6.                                       Conditions Precedent to Amendment.  The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of the following:

(a)                                  Counterparts of this Amendment executed by all parties hereto;

(b)                                 Written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A hereto; and

(c)                                  Written consent of the Requisite Lenders as required under Section 12.2 of the Loan Agreement, substantially in the form of Exhibit B hereto.

7.                                       Representations and Warranties. Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

8.                                       Consent of Parent.  The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Parent Guaranty, to this Amendment.

9.                                       Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

10.                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California.

11.                                 Counterparts.  This Amendment may be executed in any number of counterparts each of which, when taken together, will be deemed to be a single instrument.

(signature page follows)

IN WITNESS WHEREOF, Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.

BOULDER STATION, INC.
FIESTA STATION, INC.
SANTA FE STATION, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson,
Senior Vice President, Treasurer, and Assistant Secretary

LAKE MEAD STATION HOLDINGS, LLC
PALACE STATION HOTEL & CASINO, INC.
SUNSET STATION, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson,
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

FIESTA STATION HOLDINGS, LLC
LAKE MEAD STATION HOLDINGS, LLC

By:	Glenn C. Christenson /s/
Glenn C. Christenson, Manager

TEXAS STATION, LLC

By:	STATION CASINOS, INC., its member

	By:	Glenn C. Christenson
Glenn C. Christenson,
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Assistant Secretary

STATION CASINOS, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson,
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Assistant Secretary

BANK OF AMERICA, N.A., as Administrative Agent

By:	Janice Hammond /s/
Janice Hammond, Vice President

Exhibit A

CONSENT OF SIBLING GUARANTORS

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers of Amendment No. 3 to Amended and Restated Loan Agreement.

Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Sibling Guaranty remains in full force and effect in accordance with its terms.

Dated:   December 17, 2003

TROPICANA STATION, INC.
GV RANCH STATION, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson,
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

GREEN VALLEY STATION, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson,
Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

DURANGO STATION, INC.
STATION HOLDINGS, INC.
CHARLESTON STATION, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson, President, Treasurer and Assistant Secretary

PALMS STATION, LLC
SUNSET STATION LEASING COMPANY, LLC

By:	STATION CASINOS, INC., its member

	By:	Glenn C. Christenson /s/
Glenn C. Christenson, Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Assistant Secretary

RED ROCK STATION HOLDINGS, LLC

By:	Glenn C. Christenson /s/
Glenn C. Christenson,
Manager

VISTA HOLDINGS, LLC

By:	Richard Haskins /s/
Richard Haskins,
Manager

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 18, 2003

Bank of America, NA
[Name of Lender]

By:	Scott L. Faber /s/
Name:	Scott L. Faber
Title:.	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 18, 2003

Bank of Hawaii
[Name of Lender]

By:	Scott Nahme/s/
Name:	Scott Nahme
Title:.	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 18, 2003

Bank of Scotland
[Name of Lender]

By:	Joseph Fratus /s/
Name:	Joseph Fratus
Title:.	First Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 19, 2003

The CIT Group/Equipment Finance Inc.
[Name of Lender]

By:	Michael J. Misulonas /s/
Name:	Michael J. Misulonas
Title:.	Senior Credit Analyst

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 17, 2003

Comerica West Incorporated
[Name of Lender]

By:	Eoin Collins /s/
Name:	Eoin Collins
Title:.	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 18, 2003

Commerzbank AG, New York and Grand Cayman

[Name of Lender]

By:	Werner Schmidbauer /s/	By:	Karla Wirth /s/

Name:	Werner Schmidbauer	Name:	Karla Wirth
Title:.	SVP	Title:	AVP

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 18, 2003

Credit Lyonnais New York Branch
[Name of Lender]

By:	F. Frank Herrera /s/
Name:	F. Frank Herrera
Title:.	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 15, 2003

Hibernia National Bank
[Name of Lender]

By:	Chris Haskew /s/
Name:	Chris Haskew
Title:.	VP

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 18, 2003

Lehman Commercial Paper, Inc.
[Name of Lender]

By:	G. Andrew Keith /s/
Name:	G. Andrew Keith
Title:.	Authorized Signatory

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  December 17, 2003

Wells Fargo Bank NA
[Name of Lender]

By:	Clark A. Wood /s/
Name:	Clark A. Wood
Title:.	Vice President